                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
[LOGO]
Seeking Growth of Capital and of Income

KEMPER
BLUE CHIP FUND

                "... The gains of the recent period were earned
                    against the backdrop of a rotational and
                        challenging market climate. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
25
REPORT OF INDEPENDENT AUDITORS

At A GLANCE

TERMS TO KNOW

 KEMPER BLUE CHIP FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 1999
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER BLUE CHIP FUND       KEMPER BLUE CHIP FUND       LIPPER MULTI-CAP CORE
KEMPER BLUE CHIP FUND CLASS A                            CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-----------------------------                     ---------------------       ---------------------      -----------------------
27.96%                                                    26.83%                      26.91%                      23.12%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
 .........................................................
    KEMPER BLUE CHIP FUND
    CLASS A                         $20.76     $16.61
 .........................................................
    KEMPER BLUE CHIP FUND
    CLASS B                         $20.50     $16.55
 .........................................................
    KEMPER BLUE CHIP FUND
    CLASS C                         $20.64     $16.65
 .........................................................

 KEMPER BLUE CHIP FUND
 RANKINGS AS OF 10/31/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-CAP CORE FUNDS CATEGORY*

                       CLASS A    CLASS B    CLASS C
 .........................................................
    1-YEAR             #84 of     #95 of     #94 of
                      348 funds  348 funds  348 funds
 .........................................................
    5-YEAR             #30 of     #49 of     #45 of
                      139 funds  139 funds  139 funds
 .........................................................
    10-YEAR           #27 of 68     N/A        N/A
                        funds
 .........................................................

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 1999, KEMPER BLUE CHIP FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                              CLASS A  CLASS B  CLASS C
 ...........................................................
    LONG-TERM CAPITAL GAIN      $0.42    $0.42    $0.42
 ...........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER BLUE CHIP FUND IN THE LARGE BLEND
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

BENCHMARK A gauge of relative performance, often a broad market index. A fund may evaluate its performance against how well its benchmark performed. Kemper Blue Chip Fund's benchmark is the S&P 500 index. A fund may also benchmark its performance against funds of a similar style -- for instance, large-cap growth funds.
CYCLICAL STOCK A stock that carries a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

    Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

    Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

    First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

    As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

    To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

    Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

    Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

    Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

    GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

    At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

    In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

    Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.

    First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                     NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                     --------------          ------------            ----------            -----------
10-year Treasury rate(1)                   6.00                   5.50                   4.80                   5.90
Prime rate(2)                              8.50                   7.75                   8.00                   8.50
Inflation rate(3)*                         2.60                   2.30                   1.50                   2.00
The U.S. dollar(4)                         -0.7                   -0.9                   1.20                   9.40
Capital goods orders(5)*                  12.60                   2.50                   -0.6                   6.40
Industrial production(5)*                  3.30                   2.90                   3.50                   6.90
Employment growth(6)*                      2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
    More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
    Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. the opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of November 18, 1999, and may not actually come to pass. this information is subject to change. no part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

TRACY MCCORMICK JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. MCCORMICK RECEIVED BOTH HER BACHELOR OF ARTS AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE CONTRIBUTES MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. PORTFOLIO MANAGER GARY LANGBAUM, CFA, ALSO PROVIDES INVESTMENT MANAGEMENT EXPERTISE.
MCCORMICK'S TEAM DRAWS ON THE RESOURCES OF SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ALTHOUGH THE STOCK MARKET DELIVERED PLENTY OF UPS AND DOWNS DURING THE ANNUAL PERIOD, KEMPER BLUE CHIP FUND ROSE TO THE OCCASION. UNDER THE DIRECTION OF LEAD PORTFOLIO MANAGER TRACY MCCORMICK, THE FUND TOPPED ITS BENCHMARK AS WELL AS ITS PEER-GROUP AVERAGES. IN THIS SECTION, MCCORMICK DISCUSSES THE MARKET CLIMATE, HER INVESTMENT STRATEGY AND THE FACTORS THAT SHAPED THE FUND'S PERFORMANCE.

Q     TRACY, HOW DID KEMPER BLUE CHIP FUND PERFORM DURING THE ANNUAL PERIOD?

A     We're very pleased with the fund's performance. For the one-year period ending October 31, 1999, Kemper Blue Chip Fund earned 27.96 percent (Class A shares, unadjusted for any sales charges). The fund surpassed its benchmark, the Standard & Poor's 500 index (S&P 500), which gained 25.66 percent for the one-year period. The fund's return also compares very favorably with its peers. For the one-year period, Kemper Blue Chip Fund lands among the top quartile of the Lipper multi-cap core group.

Q     BEFORE YOU DISCUSS THE FUND'S PERFORMANCE IN GREATER DETAIL, PLEASE
PROVIDE US WITH AN OVERVIEW OF SOME OF THE KEY FACTORS THAT SHAPED THE DOMESTIC STOCK MARKET.

A     Generally, the fiscal year was a strong period for the U.S. economy and stock market. Let's take a look at the S&P 500, an index frequently cited as a gauge of overall market performance. During the past 20 calendar years, the S&P 500 has returned about 18 percent per year. So, within this longer historical context, we can see that the index's fiscal-year gain of 25.66 percent is quite robust.

  However, the gains of the recent period were earned against the backdrop of a rotational and challenging market climate. Not all stocks enjoyed equally good fortune. The Russian debt default in August of 1998 and the Asian economic crisis of 1997 continued to serve as uncomfortable reminders about stock-market volatility. For most investors, household-name stocks inspired greater confidence and allayed anxiety. Therefore, during the final months of 1998 through the first months of 1999, investors generally favored large-cap domestic growth stocks over other types of equity investments.

  Thanks to the explosive growth of the Internet and electronic commerce, technology stocks were leading performers. In a climate of high consumer confidence and low unemployment, media and retail stocks also thrived.

  The stock market changed directions rapidly in April of 1999, rotating away from growth stocks toward more cyclical issues and smaller-cap stocks. Despite low inflationary and labor-cost pressures, many investors believed that the economy was growing rapidly, a scenario that benefits cyclical stocks. The Federal Reserve's move to raise interest rates in June, as well as increasing oil prices, supported this view. In this climate, traditional growth stocks such as health-care and consumer nondurable stocks yielded to more typical cyclical fare: oil, chemical and industrial stocks. Technology stocks took a tumble, as many investors became concerned about the high valuations of Internet stocks.

PERFORMANCE UPDATE

  This cyclical rotation proved to be short-lived. By June, the market rotated again. Concerns of additional interest-rate increases faded, soothing many investors. Low inflation, high consumer confidence, good corporate profits and productivity remained in place, signaling to many investors a continuation of slow and steady economic growth. Large-cap growth stocks then closed the fiscal year on a bright note.

Q     HOW DO YOU SELECT STOCKS WHEN THE MARKET CLIMATE IS ALWAYS CHANGING? DO
YOU HAVE TO ADJUST YOUR STOCK-SELECTION PROCESS?

A     Regardless of the market climate, we stick to a consistent, research-driven investment philosophy. We don't let the conventional Wall Street buzz guide us. Before we invest, we need to understand a company inside and out. To do this, we'll meet with a company's management, tour their facilities, and scrutinize their balance sheets. It's a rigorous, research-intensive process, but we wouldn't want it any other way.

  As the fund's name indicates, we invest primarily in blue-chip companies -- established, large-cap domestic companies. Before we buy a stock, we need to see:

- Excellent company fundamentals

- Strong earnings growth prospects

- Catalysts for potential growth, such as new management, products, services or business strategies

- Attractive stock prices

  We search for blue chips in all corners of the market, from technology to consumer products to energy. Our goal is to uncover stocks in industries that are experiencing favorable secular or cyclical change.

  Of course, it's not enough to select a good stock; we also have to make sure that the factors that attracted us to it remain intact. We reduce positions when prices approach predetermined targets. Plus, we keep an eye on deteriorating fundamentals, such as changes in management and unexpected shifts in strategic direction.

Q     TRACY, AS YOU MENTIONED, TECHNOLOGY STOCKS HAVE BEEN STRONG PERFORMERS
DURING THE ANNUAL PERIOD. THEY'RE ALSO A SIGNIFICANT COMPONENT OF KEMPER BLUE CHIP FUND. COULD YOU TELL US ABOUT THE TECHNOLOGY SEGMENT OF THE PORTFOLIO?

A     Technology stocks currently represent about a fifth of the portfolio, roughly in line with the S&P 500 index, our benchmark. Consistent with our blue-chip focus, though, we're not investing in untested ".com" stocks. But, through exposure to established technology leaders, the fund is participating in the tremendous growth potential of the Internet and electronic commerce.

  During the fiscal year, the fund has reaped considerable gains from many technology stocks, particularly those of semiconductor companies, such as Motorola, Applied Materials, Xilinx and Texas Instruments. As Asian economies began to recover from their 1997 downturn, demand for semiconductors has increased, allowing semiconductor companies to sell their products at better prices.

  Large positions in Cisco Systems and Microsoft have also contributed positively to performance. Cisco Systems is the leading provider of computer networking, an essential component for the build-out of the Internet's infrastructure, while Microsoft's product line features an extensive array of Internet-oriented software and services, including a well-developed Internet access site. Our analysis suggests that although Microsoft is involved in legal issues, the company continues to offer outstanding growth potential, thanks to a strong product pipeline.

  In fact, several of our technology stocks provide good examples of our stock-selection process in action. For instance, we purchased Motorola in the summer of 1998, at a point when many investors weren't paying much attention to the company. We got ahead of the crowd and realized that Motorola offered many catalysts for growth, including clarified focus, new product initiatives and cost controls. Now Motorola is a well-received and widely followed stock. We're pleased that our early recognition of change placed the fund ahead of the pack and helped us provide the fund's shareholders with solid gains.

Q     WHAT ELSE WORKED OUT WELL FOR THE FUND DURING THE ANNUAL PERIOD?

A     Media stocks enhanced performance. Because they derive significant revenues from advertising, media stocks flourished in a climate of high consumer confidence. Consolidation trends within the industry have further bolstered investor approval. Revenue streams also increased due to an Internet-linked pattern: Many young Internet companies are turning to radio advertising as their primary means of establishing name recognition. Companies such as Clear Channel Communications, a leading provider of outdoor advertising and radio broadcasting, have benefited from these trends. Certain other media companies also offer additional exposure to the Internet. For instance, as well as profiting from advertising revenue and the sale of programming content, AT&T - Liberty Media Group has premium bandwidth that can fetch a high price.

PERFORMANCE UPDATE

  Other top-performing media stocks include CBS, Infinity Broadcasting and Univision Communications. As with Motorola, Univision Communications also typifies our investment process in action. While Univision may not be a household name today, we believe that it offers tremendous potential. Univision is a leading player in the rapidly growing segment of Spanish-language radio and television broadcasting. It's a well-managed company and has demonstrated an ability to dominate an expanding market niche.

  Several of our retail stocks, such as Wal-Mart and Dayton Hudson, have also contributed positive performance. Here too, strong consumer confidence has helped these quality retailers.

  Telecommunications stocks, such as MCI WorldCom, SBC Communications and Bell Atlantic, proved profitable. In addition to traditional telephone service, these companies are involved in a variety of information and networking services. Furthermore, each has displayed a flair in making profitable, well-focused acquisitions.

Q     YOU MENTIONED THAT TRADITIONAL GROWTH STOCKS FALTERED AT POINTS DURING THE
YEAR. HOW DID THE FUND'S HEALTH-CARE SEGMENT PERFORM?

A     Exposure to large-cap pharmaceuticals -- such as Abbott Laboratories and
Pfizer -- hindered the fund's gains, particularly when the markets took a cyclical turn in the springtime. Many pharmaceutical firms grappled with slowing product pipelines and regulatory uncertainty. Litigation concerns surrounding the diet drug fen-phen translated into added struggles for American Home Products.

  Although we have shifted into some growth-oriented biotechnology companies, we have not altogether abandoned large-cap pharmaceutical stocks. The aging of America is an important demographic factor. Pharmaceutical companies will play an essential role in providing much-needed medical products to an aging populace. In selecting stocks, we're placing a premium on companies with robust product pipelines. And, in the case of American Home Products, our analysis suggests that the market has overreacted to the legislative issues and that the company can continue to post attractive earnings.

Q     DESPITE THE FUND'S STRONG GAIN, WERE THERE PORTFOLIO INVESTMENTS THAT DID
NOT PERFORM AS WELL AS ANTICIPATED?

A     Until the final weeks of the fiscal year, financial-services stocks produced lackluster returns. That's to be expected in a rising-rate environment. Here, too, however, we've begun to see some changes for the positive, in the wake of the passage of the Gramm-Leach-Bliley Act of 1999, which removes some barriers to industry consolidation. We think financial services, particularly insurance companies, could benefit in the upcoming period.

  A variety of other stocks also fell short of expectations. Food companies such as ConAgra floundered. Because we no longer felt a high degree of conviction in its earnings growth potential, we eliminated ConAgra from the portfolio. Waste Management also proved to be a disappointing investment. The stock fell short of earnings, and it became apparent that company management was not appropriately addressing accounting issues. Again relying on our proprietary research rather than the conventional buzz, we liquidated our position promptly, avoiding much of the price decline that followed.

Q     DO YOU ALWAYS SELL STOCKS IF THEY DECLINE?

A     No, not always. Sometimes, stocks experience short-term declines as a result of an unfounded market reaction. That's why we rely on our own independent analyses. For instance, toward the end of the fiscal year, Tyco International and Hewlett-Packard experienced negative market sentiment, but we feel that the market's concerns are not sufficiently supported. Our analysis tells us that there is good potential for strong internal growth. We also have confidence that Tyco's management is behaving in an open and up-front manner. In the case of Hewlett-Packard, we still believe that the stock offers very attractively priced growth potential. The catalysts that first attracted us to the company -- including a spin-off of a division and a new chief executive officer -- are still in place.

Q     AS WE ENTER THE NEXT FISCAL YEAR -- AND THE NEXT MILLENNIUM -- DO YOU HAVE
ANY CONCLUDING WORDS FOR SHAREHOLDERS?

A     As we always emphasize, no one can predict what the future will bring.
Stock investing is a long-term proposition, and volatility is part and parcel of the process. Recognizing that even modest market fluctuations can be disheartening to some shareholders, we'd also again highlight that it's often the ups and downs that create new investment opportunities. It is in this arena -- the evaluation of individual stock opportunities -- where we will continue to focus our research efforts. While we cannot predict the overall market direction, we feel confident about the long-term potential of the individual stocks in the portfolio of Kemper Blue Chip Fund.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended October 31, 1999 (adjusted for the maximum sales charge)

                                              1-YEAR   5-YEAR   10-YEAR         LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS A             20.63%   20.72%    14.41%   13.48%   (since 11/23/87)
 ....................................................................................................
    KEMPER BLUE CHIP FUND CLASS B             23.83    21.07       N/A    19.37     (since 5/31/94)
 ....................................................................................................
    KEMPER BLUE CHIP FUND CLASS C             26.91    21.26       N/A    19.60     (since 5/31/94)
 ....................................................................................................

KEMPER BLUE CHIP FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 11/30/87 to 10/31/99
[LINE GRAPH]

                                                  KEMPER BLUE CHIP FUND       STANDARD & POOR'S 500
                                                        CLASS A(1)                STOCK INDEX+            RUSSELL 1000 INDEX++
                                                  ---------------------       ---------------------       --------------------
11/30/1987                                                 9424                       10000                       10000
                                                           9518                       10729                       10733
                                                           8886                       12059                       12582
                                                          11308                       15345                       16410
                                                          11581                       14339                       15727
12/31/1991                                                16726                       18111                       20925
                                                          16526                       18919                       22816
                                                          17157                       20254                       25132
                                                          16273                       19942                       25227
12/31/1995                                                21435                       26745                       34756
                                                          27372                       32164                       42558
                                                          34546                       42138                       56539
                                                          39520                       53375                       71818
10/31/1999                                                45252                       59181                       79851

KEMPER BLUE CHIP FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/99
[LINE GRAPH]

                                                  KEMPER BLUE CHIP FUND       STANDARD & POOR'S 500
                                                        CLASS B(1)                STOCK INDEX+            RUSSELL 1000 INDEX++
                                                  ---------------------       ---------------------       --------------------
5/31/94                                                   10000                       10000                       10000
                                                           9809                       10061                       10191
12/31/95                                                  12828                       13492                       14040
                                                          16232                       16227                       17192
12/31/97                                                  20319                       21258                       22840
                                                          23094                       26927                       29012
10/31/99                                                  26115                       29856                       32258

KEMPER BLUE CHIP FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/99
[LINE GRAPH]

                                                  KEMPER BLUE CHIP FUND       STANDARD & POOR'S 500
                                                        CLASS C(1)                STOCK INDEX+            RUSSELL 1000 INDEX++
                                                  ---------------------       ---------------------       --------------------
5/31/94                                                   10000                       10000                       10000
                                                           9838                       10061                       10191
12/31/95                                                  12890                       13492                       14040
                                                          16310                       16227                       17192
12/31/97                                                  20432                       21258                       22840
                                                          23207                       26927                       29012
10/31/99                                                  26391                       29856                       32258

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST

 * AVERAGE ANNUAL TOTAL RETURN AND TOTAL
   RETURN MEASURES NET INVESTMENT INCOME
   AND CAPITAL GAIN OR LOSS FROM
   PORTFOLIO INVESTMENTS, ASSUMING
   REINVESTMENT OF ALL DIVIDENDS AND,
   FOR CLASS A SHARES, ADJUSTMENT FOR
   THE MAXIMUM SALES CHARGE OF 5.75%,
   AND FOR CLASS B SHARES, ADJUSTMENT
   FOR THE APPLICABLE CONTINGENT
   DEFERRED SALES CHARGE (CDSC). THE
   MAXIMUM CDSC FOR CLASS B SHARES IS
   4%. CLASS C SHARES HAVE NO SALES
   CHARGE ADJUSTMENT. FOR CLASS C
   SHARES, THERE IS A 1% CDSC ON CERTAIN
   REDEMPTIONS WITHIN THE FIRST YEAR OF
   PURCHASE. AVERAGE ANNUAL TOTAL RETURN
   REFLECTS ANNUALIZED CHANGE, WHILE
   TOTAL RETURN REFLECTS AGGREGATE
   CHANGE. DURING THE PERIODS NOTED,
   SECURITIES PRICES FLUCTUATED. FOR
   ADDITIONAL INFORMATION, SEE THE
   PROSPECTUS AND STATEMENT OF
   ADDITIONAL INFORMATION AND THE
   FINANCIAL HIGHLIGHTS AT THE END OF
   THIS REPORT.

  (1)PERFORMANCE INCLUDES REINVESTMENT
     OF DIVIDENDS AND ADJUSTMENT FOR THE
     MAXIMUM SALES CHARGE FOR CLASS A
     SHARES AND THE CONTINGENT DEFERRED
     SALES CHARGE IN EFFECT AT THE END
     OF THE PERIOD FOR CLASS B SHARES.
     IN COMPARING KEMPER BLUE CHIP FUND
     CLASS A SHARES WITH THE STANDARD &
     POORS 500 STOCK INDEX, YOU SHOULD
     ALSO NOTE THAT THE FUND'S
     PERFORMANCE REFLECTS THE MAXIMUM
     SALES CHARGE, WHILE NO SUCH CHARGES
     ARE REFLECTED IN THE PERFORMANCE OF
     THE INDEX.

 (+)THE STANDARD & POOR'S 500 STOCK INDEX
    IS AN UNMANAGED INDEX GENERALLY
    REPRESENTATIVE OF THE U.S. STOCK
    MARKET. SOURCE IS WIESENBERGER.

(++)THE RUSSELL 1000 INDEX IS AN
    UNMANAGED CAPITALIZATION WEIGHTED
    PRICE ONLY INDEX COMPRISED OF THE
    LARGEST CAPITALIZED U.S. COMPANIES
    WHOSE COMMON STOCKS ARE TRADED IN THE
    UNITED STATES. SOURCE IS
    WIESENBERGER.

INDUSTRY SECTORS

KEMPER BLUE CHIP FUNDS HOLDINGS

Data show the percentage of the common stocks in the portfolio that each sector represented on October 31, 1999.

                                  [BAR GRAPH]

                                                                   KEMPER BLUE CHIP FUND ON 10/31/99
                                                                   ---------------------------------
TECHNOLOGY                                                                       18.6%

FINANCIAL                                                                        14.9%

HEALTH                                                                           12.9%

CONSUMER DISCRETIONARY                                                           10.3%

MEDIA                                                                             9.8%

MANUFACTURING                                                                     7.2%

COMMUNICATIONS                                                                    6.3%

ENERGY                                                                            5.6%

CONSUMER STAPLES                                                                  5.4%

SERVICE INDUSTRIES                                                                3.7%

MONEY MARKET INSTRUMENTS                                                          2.9%

DURABLES                                                                          1.6%

TRANSPORTATION                                                                    0.8%

KEMPER BLUE CHIP FUND ON 10/31/99

LARGEST HOLDINGS

TOP 10 HOLDINGS*
Representing 23.4 percent of the fund's common stock on October 31, 1999

---------------------------------------------------------------------------------------
            HOLDINGS                                                            PERCENT
---------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified company with     3.2%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems, aircraft
                                          engines, financial services and
                                          broadcasting.
---------------------------------------------------------------------------------------
2.          INTEL                         Engaged in the design, development,    2.9%
                                          manufacture and sale of advanced
                                          microcomputer components, including
                                          semiconductors and other related
                                          products.
---------------------------------------------------------------------------------------
3.          MICROSOFT                     Develops, markets and supports a       2.8%
                                          variety of software, operating
                                          systems, and language and
                                          application programs.
---------------------------------------------------------------------------------------
4.          WAL-MART                      Large, global retailer with            2.3%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Marts, Wal-Mart
                                          Supercenters and Sam's Clubs. Sells
                                          branded merchandise under the
                                          Popular Mechanics, Better Homes &
                                          Gardens and Sam's American Choice
                                          labels.
---------------------------------------------------------------------------------------
5.          CISCO SYSTEMS                 Large, comprehensive supplier of       2.2%
                                          routing software and related systems
                                          that direct the flow of data between
                                          local networks.
---------------------------------------------------------------------------------------
6.          MOTOROLA                      Manufactures components, notably       2.1%
                                          semiconductors, and electronic
                                          communications equipment.
---------------------------------------------------------------------------------------
7.          SBC COMMUNICATIONS            Regional Bell operating company,       2.1%
                                          formerly Southwestern Bell and
                                          Ameritech.
---------------------------------------------------------------------------------------
8.          TANDY                         Major retailer of electronics,         2.0%
                                          cellular phones, security systems
                                          and accessories under the Radio
                                          Shack name.
---------------------------------------------------------------------------------------
9.          BELL ATLANTIC                 Provider of information and            1.9%
                                          telecommunications services.
                                          Subsidiaries provide telephone
                                          services to the mid-Atlantic region,
                                          cellular telecommunications,
                                          software, network support and
                                          computer maintenance.
---------------------------------------------------------------------------------------
10.         CITIGROUP                     Leading global financial-services      1.9%
                                          provider. Operations include a wide
                                          variety of insurance products and
                                          banking services, managed
                                          health-care programs, asset
                                          management, investment services and
                                          credit-card services.
---------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1999
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                            NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--9.5%
    DEPARTMENT & CHAIN STORES--6.2%
                                                 Dayton Hudson Corp.                             240,000        $ 15,510
                                             (a) Federated Department Store, Inc.                175,000           7,470
                                                 Home Depot, Inc.                                178,000          13,439
                                                 Wal-Mart Stores, Inc.                           360,600          20,442
                                                 ------------------------------------------------------------------------
                                                                                                                  56,861

    RESTAURANTS--1.4%
                                                 McDonald's Corp.                                305,000          12,581
                                                 ------------------------------------------------------------------------

    SPECIALTY RETAIL--1.9%
                                                 Tandy Corp.                                     285,000          17,937
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--5.4%
    FOOD & BEVERAGE--3.8%
                                                 Bestfoods                                       127,000           7,461
                                                 Dean Foods Co.                                  120,000           5,550
                                                 H.J. Heinz Co.                                  200,000           9,550
                                                 PepsiCo, Inc.                                   360,000          12,488
                                                 ------------------------------------------------------------------------
                                                                                                                  35,049

    PACKAGE GOODS/COSMETICS--1.6%
                                                 Procter & Gamble Co.                            142,000          14,892
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    HEALTH--12.9%
    BIOTECHNOLOGY--1.2%
                                             (a) Biogen, Inc.                                     85,000           6,300
                                             (a) Genentech, Inc.                                  33,000           4,810
                                                 ------------------------------------------------------------------------
                                                                                                                  11,110

    MEDICAL SUPPLY & SPECIALTY--1.6%
                                                 Baxter International, Inc.                      145,000           9,407
                                                 Medtronic, Inc.                                 164,254           5,687
                                                 ------------------------------------------------------------------------
                                                                                                                  15,094

    PHARMACEUTICALS--10.1%
                                                 Abbott Laboratories                             175,000           7,066
                                                 Allergan, Inc.                                  101,300          10,877
                                                 American Home Products Corp.                    233,400          12,195
                                                 Bristol-Myers Squibb Co.                        194,000          14,902
                                                 Johnson & Johnson                               105,000          10,999
                                                 Merck & Co., Inc.                                80,000           6,365
                                                 Pfizer, Inc.                                    205,000           8,097
                                                 Schering-Plough Corp.                           184,400           9,128
                                                 Warner-Lambert Co.                              160,000          12,770
                                                 ------------------------------------------------------------------------
                                                                                                                  92,399
-------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--6.3%
    TELEPHONE/COMMUNICATIONS
                                                 AT&T Corp.                                      112,500           5,259
                                                 Bell Atlantic Corp.                             265,000          17,208
                                             (a) Global Crossing Ltd.                            138,375           4,791
                                             (a) MCI WorldCom, Inc.                              137,700          11,816
                                                 SBC Communications, Inc.                        372,818          18,990
                                                 ------------------------------------------------------------------------
                                                                                                                  58,064
-------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--14.9%
    BANKS--4.5%
                                                 Chase Manhattan Corp.                            73,600           6,431
                                                 Compass Bancshares, Inc.                        206,300           5,506
                                                 First Tennessee National Corp.                  209,000           7,106
                                                 J.P. Morgan & Co., Inc.                          55,000           7,198
                                                 US Bancorp                                      150,000           5,559
                                                 Wells Fargo Co.                                 195,000           9,336
                                                 ------------------------------------------------------------------------
                                                                                                                  41,136

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
    INSURANCE--4.4%
                                                 American International Group, Inc.              137,375        $ 14,141
                                                 Cigna Corp.                                     121,900           9,112
                                                 Hartford Financial Service Group, Inc.            4,200             218
                                                 Jefferson Pilot Corp.                           113,150           8,493
                                                 St. Paul Companies, Inc.                        271,000           8,672
                                                 ------------------------------------------------------------------------
                                                                                                                  40,636
    CONSUMER FINANCE--6.0%
                                                 American Express Credit Corp.                    87,000          13,398
                                                 Capital One Finance Corp.                       220,000          11,660
                                                 Citigroup, Inc.                                 305,000          16,508
                                                 Household International, Inc.                   303,916          13,562
                                                 ------------------------------------------------------------------------
                                                                                                                  55,128
-------------------------------------------------------------------------------------------------------------------------
    MEDIA--9.8%
    ADVERTISING--.8%
                                                 Young & Rubicam, Inc.                           170,300           7,791
                                                 ------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--5.0%
                                             (a) CBS Corp.                                       219,400          10,709
                                             (a) Clear Channel Communication, Inc.               101,012           8,119
                                             (a) Infinity Broadcasting Corp.                     283,800           9,809
                                                 Time Warner, Inc.                               116,000           8,084
                                             (a) Univision Communication, Inc.                   106,900           9,093
                                                 ------------------------------------------------------------------------
                                                                                                                  45,814

    CABLE TELEVISION--2.8%
                                             (a) AT&T Corp -- Liberty Media Group                240,000           9,525
                                                 Comcast Corp. "A"                               190,000           8,004
                                             (a) Media One Group, Inc.                           110,000           7,817
                                                 ------------------------------------------------------------------------
                                                                                                                  25,346

    PRINT MEDIA--1.2%
                                                 Tribune Co.                                     180,000          10,800
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--3.7%
    EDP SERVICES--2.5%
                                                 Automatic Data Processing, Inc.                 200,000           9,638
                                                 Electronic Data Systems Corp.                   220,000          12,870
                                                 ------------------------------------------------------------------------
                                                                                                                  22,508

    INVESTMENT--.6%
                                                 Merrill Lynch & Co., Inc.                        65,000           5,103
                                                 ------------------------------------------------------------------------

    PRINTING/PUBLISHING--.6%
                                                 McGraw-Hill, Inc.                                98,700           5,885
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    DURABLES--1.6%
    AEROSPACE--.8%
                                                 United Technologies Corp.                       115,000           6,958
                                                 ------------------------------------------------------------------------

    TELECOMMUNICATIONS EQUIPMENT--.8%
                                                 Lucent Technologies, Inc.                       120,000           7,710
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--7.2%
    DIVERSIFIED MANUFACTURING--4.8%
                                                 General Electric Co.                            212,800          28,848
                                                 Tyco International Ltd. (New)                   384,744          15,366
                                                 ------------------------------------------------------------------------
                                                                                                                  44,214

    ELECTRICAL PRODUCTS--.7%
                                                 Emerson Electric Co.                            105,900           6,361
                                                 ------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--.9%
                                                 Corning, Inc.                                   100,000           7,863
                                                 ------------------------------------------------------------------------

    MACHINERY/COMPONENTS/CONTROLS--.8%
                                                 Parker-Hannifin Corp.                           165,000           7,559
                                                 ------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--18.6%
    COMPUTER SOFTWARE--3.9%
                                             (a) Microsoft Corp.                                 270,000        $ 24,992
                                             (a) Oracle Corp.                                    233,150          11,089
                                                 ------------------------------------------------------------------------
                                                                                                                  36,081

    DIVERSE ELECTRONIC PRODUCTS--5.6%
                                             (a) Applied Materials, Inc.                         136,800          12,286
                                                 Motorola, Inc.                                  195,000          19,000
                                             (a) Solectron Corp.                                 167,000          12,567
                                             (a) Teradyne, Inc.                                  192,000           7,392
                                                 ------------------------------------------------------------------------
                                                                                                                  51,245

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--2.7%
                                             (a) Altera Corp.                                    105,000           5,106
                                             (a) Cisco Systems, Inc.                             261,200          19,329
                                                 ------------------------------------------------------------------------
                                                                                                                  24,435

    ELECTRONIC DATA PROCESSING--2.7%
                                                 Hewlett-Packard Co.                             117,000           8,665
                                                 International Business Machines Corp.            69,200           6,808
                                             (a) Sun Microsystems, Inc.                           87,000           9,206
                                                 ------------------------------------------------------------------------
                                                                                                                  24,679

    SEMICONDUCTORS--3.7%
                                                 Intel Corp.                                     328,400          25,430
                                                 Texas Instruments, Inc.                          31,000           2,782
                                             (a) Xilinx, Inc.                                     76,800           6,038
                                                 ------------------------------------------------------------------------
                                                                                                                  34,250
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--5.6%
    OIL & GAS PRODUCTION--2.4%
                                                 Coastal Corp.                                   150,000           6,319
                                                 Conoco, Inc. "A"                                191,800           5,263
                                                 Royal Dutch Petroleum Co. (New York
                                                   shares)                                       180,000          10,789
                                                 ------------------------------------------------------------------------
                                                                                                                  22,371

    OIL COMPANIES--2.4%
                                                 Exxon Corp.                                     100,000           7,406
                                                 Mobil Corp.                                      77,600           7,488
                                                 Texaco, Inc.                                    110,800           6,800
                                                 ------------------------------------------------------------------------
                                                                                                                  21,694

    OILFIELD SERVICES/EQUIPMENT--.8%
                                                 Schlumberger Ltd.                               123,000           7,449
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--.8%
    RAILROADS
                                                 Canadian National Railway Co.                   239,000           7,253
                                                 ------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS--96.3%
                                                 (Cost: $697,666)                                                884,256
                                                 ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCK
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--.8%
    DEPARTMENT & CHAIN STORES
                                                 CVS Corp.                                        93,600           7,242
                                                 ------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE PREFERRED STOCK--.8%
                                                 (Cost: $6,948)                                                    7,242
                                                 ------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET INSTRUMENTS--2.9%
                                             (b) Repurchase agreement--
                                                 State Street Bank and Trust Company dated
                                                   10/29/99, 5.20%, due 11/1/99                  $   124        $    124
                                                   Other
                                                   Yield--5.32% to 5.40%
                                                   Due--November 1999                             27,000          26,984
                                                 ------------------------------------------------------------------------
                                                 TOTAL MONEY MARKET INSTRUMENTS--2.9%
                                                 (Cost: $27,108)                                                  27,108
                                                 ------------------------------------------------------------------------
                                                 TOTAL INVESTMENT PORTFOLIO--100%
                                                 (Cost: $731,722)                                                918,606
                                                 ------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

Based on the cost of investments of $731,983 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $191,120, the gross unrealized depreciation was $4,497 and the net unrealized appreciation on investments was $186,623.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments at value
(Cost: $731,722)                                                $918,606
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 4,118
------------------------------------------------------------------------
  Fund shares sold                                                 2,730
------------------------------------------------------------------------
  Dividends and interest                                             548
------------------------------------------------------------------------
  Foreign taxes recoverable                                           42
------------------------------------------------------------------------
    TOTAL ASSETS                                                 926,044
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Due to custodian bank                                                  5
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            7,963
------------------------------------------------------------------------
  Fund shares redeemed                                             1,723
------------------------------------------------------------------------
  Management fee                                                     420
------------------------------------------------------------------------
  Other accrued expenses                                             925
------------------------------------------------------------------------
    Total liabilities                                             11,036
------------------------------------------------------------------------
NET ASSETS                                                      $915,008
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments       $186,884
------------------------------------------------------------------------
Undistributed net realized gain (loss) on investments             33,696
------------------------------------------------------------------------
Paid-in capital                                                  694,428
------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $915,008
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSET VALUE
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($547,027 /
  26,352 shares outstanding)                                      $20.76
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $22.03
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($314,154 /
  15,327 shares outstanding)                                      $20.50
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($44,158 /
  2,139 shares outstanding)                                       $20.64
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share ($9,669 /
  461 shares outstanding)                                         $20.99
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $76)              $  8,368
------------------------------------------------------------------------
  Interest                                                         1,391
------------------------------------------------------------------------
    Total investment income                                        9,759
------------------------------------------------------------------------
Expenses:
  Management fee                                                   4,172
------------------------------------------------------------------------
  Distribution services fee                                        1,993
------------------------------------------------------------------------
  Administrative services fee                                      1,830
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,793
------------------------------------------------------------------------
  Audit                                                               33
------------------------------------------------------------------------
  Legal                                                               25
------------------------------------------------------------------------
  Reports to shareholders                                            210
------------------------------------------------------------------------
  Trustees' fees                                                      17
------------------------------------------------------------------------
  Registration fees                                                   31
------------------------------------------------------------------------
  Other                                                               24
------------------------------------------------------------------------
    Expenses, before expense reductions                           11,128
------------------------------------------------------------------------
  Expense reductions                                                 (20)
------------------------------------------------------------------------
    Expenses, net                                                 11,108
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (1,349)
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain (loss) on investments                         35,073
------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  investments                                                    138,413
------------------------------------------------------------------------
Net gain (loss) on investments                                   173,486
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $172,137
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                ---------------------------
                                                                  1999               1998
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $ (1,349)             2,046
-------------------------------------------------------------------------------------------
  Net realized gain                                               35,073             14,402
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          138,413             14,596
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             172,137             31,044
-------------------------------------------------------------------------------------------
  Distribution from net investment income                             --             (3,360)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (14,610)           (57,273)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (14,610)           (60,633)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                     175,711            164,468
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     333,238            134,879
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                                              581,770            446,891
-------------------------------------------------------------------------------------------
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
OF $0 AND $100, RESPECTIVELY)                                   $915,008            581,770
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Blue Chip Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities

NOTES TO FINANCIAL STATEMENTS

                             denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999, the fund had a net tax basis capital loss carryforward of approximately $656,000, which may be applied with certain limitations against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $4,172,000 for the year ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 1999 are $159,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $2,642,000, of which $485,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended October 31, 1999 is $1,830,000 of which $217,000 is unpaid.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $2,067,000 for the year ended October 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no payments to its officers and incurred trustees fees of $17,000 to independent trustees.
--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $701,678

                             Proceeds from sales                         533,641

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                    YEAR ENDED                        YEAR ENDED
                                                                 OCTOBER 31, 1999                  OCTOBER 31, 1998
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                14,129       $ 272,091            11,964       $ 209,520
                                       --------------------------------------------------------------------------------
                                        Class B                 9,083         173,987             5,871         100,251
                                       --------------------------------------------------------------------------------
                                        Class C                 1,551          29,890             1,127          19,586
                                       --------------------------------------------------------------------------------
                                        Class I                   243           4,718               618           5,130
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   513           9,053             2,455          39,357
                                       --------------------------------------------------------------------------------
                                        Class B                   238           4,181               977          16,436
                                       --------------------------------------------------------------------------------
                                        Class C                    32             564                88           1,411
                                       --------------------------------------------------------------------------------
                                        Class I                     6             115                50             799
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (12,065)       (232,506)           (9,419)       (162,406)
                                       --------------------------------------------------------------------------------
                                        Class B                (4,169)        (79,248)           (2,905)        (52,942)
                                       --------------------------------------------------------------------------------
                                        Class C                  (894)        (17,299)             (449)         (7,602)
                                       --------------------------------------------------------------------------------
                                        Class I                  (240)         (4,557)             (620)         (5,072)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   670          12,878               378           6,592
                                       --------------------------------------------------------------------------------
                                        Class B                  (677)        (12,878)             (379)         (6,592)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN ACQUISITION (SEE NOTE 8)
                                        Class A                   324           5,950                --              --
                                       --------------------------------------------------------------------------------
                                        Class B                   277           5,074                --              --
                                       --------------------------------------------------------------------------------
                                        Class C                    84           1,540                --              --
                                       --------------------------------------------------------------------------------
                                        Class I                   116           2,158                --              --
                                       --------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 175,711                         $ 164,468
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    EXPENSE OFF-SET
     ARRANGEMENTS            The fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $20,000 under these arrangements.

--------------------------------------------------------------------------------

8    ACQUISITION OF ASSETS   On February 5, 1999, the fund acquired all the net
                             assets of Kemper Quantitative Equity Fund pursuant to a plan of reorganization approved by shareholders on September 18, 1998. The acquisition was accomplished by a tax-free exchanges of 324,000, 277,000, 84,000, and 116,000 shares of
                             Class A, Class B, Class C, and Class I
                             respectively, of the fund (valued at $5,950,000, $5,074,000, $1,540,000 and $2,158,000) for 430,000,
                             376,000, 114,000, and 155,000 shares of Class A,
                             Class B, Class C and Class I, respectively, of
                             Kemper Quantitative Equity Fund outstanding on
                             February 5, 1999. Kemper Quantitative Equity Fund's net assets at the date ($14,722,000), including
                             $3,618,000 of unrealized appreciation, were combined with those of the fund. The aggregate net assets of the fund immediately before the acquisition were $666,287,000. The combined net assets of the fund immediately following the acquisition were $681,009,000.

FINANCIAL HIGHLIGHTS

                                                    -----------------------------------------------
                                                                        CLASS A
                                                    -----------------------------------------------
                                                                YEAR ENDED OCTOBER 31,

                                                      1999        1998    1997    1996    1995
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $16.61      17.68   17.14   14.87   12.33
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           .02        .11     .18     .22     .19
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               4.55       1.17    3.70    3.45    2.57
---------------------------------------------------------------------------------------------------
Total from investment operations                        4.57       1.28    3.88    3.67    2.76
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                   --        .16     .21     .20     .20
---------------------------------------------------------------------------------------------------
  Net realized gain                                      .42       2.19    3.13    1.20     .02
---------------------------------------------------------------------------------------------------
Total distributions                                      .42       2.35    3.34    1.40     .22
---------------------------------------------------------------------------------------------------
Net asset value, end of year                          $20.76      16.61   17.68   17.14   14.87
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                           27.96%      7.80   26.78   26.72   22.74
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Expenses, before expense reductions                     1.19%      1.29    1.19    1.26    1.30
---------------------------------------------------------------------------------------------------
Expenses, net                                           1.19%      1.29    1.19    1.26    1.30
---------------------------------------------------------------------------------------------------
Net investment income (loss)                             .13%       .62    1.07    1.40    1.47
---------------------------------------------------------------------------------------------------

                                                    -----------------------------------------------
                                                                        CLASS B
                                                    -----------------------------------------------
                                                                YEAR ENDED OCTOBER 31,

                                                      1999        1998    1997    1996    1995
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $16.55      17.61   17.09   14.82   12.29
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (.14)      (.03)    .04     .10     .09
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               4.51       1.17    3.67    3.45    2.56
---------------------------------------------------------------------------------------------------
Total from investment operations                        4.37       1.14    3.71    3.55    2.65
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                   --        .01     .06     .08     .10
---------------------------------------------------------------------------------------------------
  Net realized gain                                      .42       2.19    3.13    1.20     .02
---------------------------------------------------------------------------------------------------
Total distributions                                      .42       2.20    3.19    1.28     .12
---------------------------------------------------------------------------------------------------
Net asset value, end of year                          $20.50      16.55   17.61   17.09   14.82
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                           26.83%      6.96   25.62   25.82   21.76
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Expenses, before expense reductions                     2.07%      2.10    2.06    2.08    2.06
---------------------------------------------------------------------------------------------------
Expenses, net                                           2.07%      2.10    2.06    2.08    2.06
---------------------------------------------------------------------------------------------------
Net investment income (loss)                            (.75)%     (.19)    .20     .58     .71
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                             CLASS C
                                           -------------------------------------------
                                                     YEAR ENDED OCTOBER 31,

                                             1999        1998    1997    1996    1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of year           $16.65      17.69   17.15   14.88   12.32
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.13)      (.01)    .03     .10     .07
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      4.54       1.18    3.71    3.45    2.62
--------------------------------------------------------------------------------------
Total from investment operations               4.41       1.17    3.74    3.55    2.69
--------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          --        .02     .07     .08     .11
--------------------------------------------------------------------------------------
  Net realized gain                             .42       2.19    3.13    1.20     .02
--------------------------------------------------------------------------------------
Total distributions                             .42       2.21    3.20    1.28     .13
--------------------------------------------------------------------------------------
  Net asset value, end of year               $20.64      16.65   17.69   17.15   14.88
--------------------------------------------------------------------------------------
TOTAL RETURN                                  26.91%      7.08   25.71   25.75   22.04
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------
Expenses, before expense reductions            1.98%      2.03    2.00    2.05    2.01
--------------------------------------------------------------------------------------
Expenses, net                                  1.97%      2.03    2.00    2.05    2.01
--------------------------------------------------------------------------------------
Net investment income (loss)                   (.65)%     (.12)    .26     .61     .76
--------------------------------------------------------------------------------------

                                                    ------------------------------------------
                                                                     CLASS I
                                                    ------------------------------------------
                                                                                  NOVEMBER 22,
                                                      YEAR ENDED OCTOBER 31,       1995 TO
                                                    ---------------------------   OCTOBER 31,
                                                      1999        1998    1997      1996
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $16.68      17.72   17.18       15.30
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .13        .21     .32         .36
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain                      4.60       1.19    3.58        2.96
----------------------------------------------------------------------------------------------
Total from investment operations                        4.73       1.40    3.90        3.32
----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                   --        .25     .23         .24
----------------------------------------------------------------------------------------------
  Net realized gain                                      .42       2.19    3.13        1.20
----------------------------------------------------------------------------------------------
Total dividends                                          .42       2.44    3.36        1.44
----------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.99      16.68   17.72       17.18
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          28.81%      8.53   26.89       21.89
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Expenses, before expense reductions                      .72%       .68     .70        1.31
----------------------------------------------------------------------------------------------
Expenses, net                                            .72%       .68     .70        1.31
----------------------------------------------------------------------------------------------
Net investment income (loss)                             .60%      1.23    1.56        1.33
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------------------
                                                       1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)           $915,008    581,770   446,891   256,172   168,266
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       75%       157       183       166       117
----------------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Per share data for the year ended October 31, 1999 was determined based on average shares outstanding.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
TAX INFORMATION
-------------------------------------------------------------------------------
The fund paid distributions of $.42 per share from net long-term capital gains during the year ended October 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $38,700,000, as capital gain dividends for the year ended October 31, 1999, of which 100% represent 20% rate gains.

For corporate shareholders 100% of the income dividends paid during the year ended October 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LOGO

                                          Chicago, Illinois
                                          December 20, 1999

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS



TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY             LINDA J. WONDRACK
Trustee                           President                  Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA          MAUREEN E. KANE
Trustee                           Vice President and         Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                            CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE             Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                            BRENDA LYONS
Trustee                           TRACY MCCORMICK            Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee
CORNELIA SMALL
Trustee and
Vice President
WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 219557
                                    Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                           STATE STREET BANK AND TRUST COMPANY
                                    225 Franklin Street
                                    Boston, MA 02110
--------------------------------------------------------------------------------
TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Equity Fund/Growth Style prospectus.
KBCF - 2 (12/23/99) 1096630